VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – June 30, 2020 (Unaudited)

Shares		Value

Private Investment Funds (a) - 69.9%
	Diversified - 69.9%
8,330,151	AMP Capital Diversified Infrastructure Trust	$22,927,610
—	AMP Capital Infrastructure Debt Fund III (b)	23,179,247
8,790	Blackstone Infrastructure Partners LP	7,900,000
136,065	BTG Pactual Open Ended Core US Timberland Fund LP (c)(d)	157,345,266
—	Ceres Farmland Holdings LP (e)(f)	119,240,000
24,112,380	Global Diversified Infrastructure Fund	37,964,942
37,478	Hancock Timberland and Farmland Fund LP (e)	38,562,956
146,377	Harrison Street Social Infrastructure Fund LP (c)(d)	161,084,017
47,139	IFC Core Farmland Fund LP (d)(g)	47,533,082
—	IFM Global Infrastructure Fund (Offshore) LP (h)	53,090,500
—	IFM US Infrastructure Debt Fund, LP (i)	14,061,579
59,436,055	IIF Hedged LP	55,417,140
63,695	Jamestown Timberland Fund (d)(g)	68,633,134
—	RMS Evergreen Forestland Fund LP (e)(j)	78,688,800
25,142	UBS AgriVest Farmland Fund, Inc. (e)	50,439,348
67,076	US Core Farmland Fund LP (d)(g)	80,448,564
—	Versus Capital Real Assets Sub-REIT LLC (d)(k)(l)(m)	37,718,343
—	Versus Capital Real Assets Sub-REIT II LLC (d)(k)(l)(m)	62,957,825

	Total Private Investment Funds	1,117,192,353

	(Cost $1,073,103,406)

Common Stocks - 10.9%

	Agricultural Biotech - 0.1%
52,290	Corteva, Inc.	$1,400,849

	Agricultural Chemicals - 0.2%
52,740	CF Industries Holdings, Inc.	1,484,104
36,062	Nutrien, Ltd.	1,157,590

		2,641,694

	Agricultural Operations - 0.1%
26,000	Archer-Daniels-Midland Co.	1,037,400
19,655	Bunge, Ltd.	808,410

		1,845,810

	Airport Development/Maintenance - 0.8%
30,957	Aena SME SA, 144A (m)	4,140,220
764,100	Auckland International Airport, Ltd.	3,249,530
370,179	Grupo Aeroportuario Del Pacifico SAB de CV	2,672,240
15,354	Japan Airport Terminal Co., Ltd.	655,186
644,100	Sydney Airport	2,541,991

		13,259,167

	Building & Construction-Miscellaneous - 0.1%
61,863	Ferrovial SA	1,653,590
8,706	Louisiana-Pacific Corp.	223,309
3,031	Simpson Manufacturing Co., Inc.	255,695

		2,132,594

	Building Production-Wood - 0.0%
12,281	Norbord, Inc.	280,339
11,351	Stella-Jones, Inc.	285,447

		565,786

	Building-Heavy Construction - 0.4%
11,405,942	China Tower Corp., Ltd., 144A	2,026,904
151,400	Infrastrutture Wireless Italiane SpA, 144A	1,519,789

Shares		Value

	Building-Heavy Construction - (continued)
21,700	Vinci SA	$2,012,086

		5,558,779

	Chemicals-Diversified - 0.1%
14,985	FMC Corp.	1,492,806

	Containers-Paper/Plastic - 0.2%
68,008	Graphic Packaging Holding Co.	951,432
66,600	Klabin SA	253,266
3,974	Packaging Corp. of America	396,605
16,243	SIG Combibloc Group AG	264,301
8,181	Sonoco Products Co.	427,785
2,680	Westrock Co.	75,737

		2,369,126

	Electric-Distribution - 0.5%
523,542	Infraestructura Energetica Nova SAB de CV	1,505,857
11,200	Orsted A/S, 144A	1,292,496
40,600	Sempra Energy	4,759,538

		7,557,891

	Electric-Generation - 0.2%
213,900	Engie SA (m)	2,652,761

	Electric-Integrated - 3.6%
73,608	Ameren Corp.	5,179,059
53,900	American Electric Power Co., Inc.	4,292,596
202,600	Chubu Electric Power Co., Inc.	2,540,997
244,267	CLP Holdings, Ltd.	2,399,005
46,246	CMS Energy Corp.	2,701,691
470,800	Enel SpA	4,071,669
38,963	Entergy Corp.	3,655,119
118,848	FirstEnergy Corp.	4,608,925
56,894	NextEra Energy, Inc.	13,664,232
465,399	PG&E Corp. (m)	4,128,089
64,200	RWE AG	2,247,444
119,200	Xcel Energy, Inc.	7,450,000

		56,938,826

	Energy-Alternate Sources - 0.0%
132,500	Sao Martinho SA	515,079

	Fisheries - 0.2%
4,633	Bakkafrost P/F (m)	292,932
111,050	Leroy Seafood Group ASA	670,203
9,700	Maruha Nichiro Corp.	198,663
18,256	Salmar ASA (m)	874,561
156,617	Tassal Group, Ltd.	375,000

		2,411,359

	Food-Dairy Products - 0.0%
11,400	Megmilk Snow Brand Co., Ltd.	265,529

	Food-Flour & Grain - 0.0%
29,300	Nisshin Seifun Group, Inc.	437,496

	Food-Meat Products - 0.1%
20,626	Tyson Foods, Inc.	1,231,579
530,000	WH Group, Ltd. 144A	458,023

		1,689,602

	Food-Miscellaneous/Diversified - 0.0%
13,100	NH Foods, Ltd.	527,151

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – June 30, 2020 (Unaudited) (continued)

Shares		Value

	Forestry - 0.0%
6,491	Holmen AB (m)	$208,479
3,916	West Fraser Timber Co., Ltd.	137,648

		346,127

	Gas-Distribution - 0.7%
460,778	China Gas Holdings, Ltd.	1,427,430
423,300	National Grid, PLC	5,164,411
180,400	NiSource, Inc.	4,102,296

		10,694,137

	Machinery-Farm - 0.2%
6,621	AGCO Corp.	367,201
11,971	Deere & Co.	1,881,243
30,000	Kubota Corp.	448,762

		2,697,206

	Medical-Drugs - 0.1%
12,946	Zoetis, Inc.	1,774,120

	Non-hazardous Waste Disposal - 0.1%
2,186,000	China Water Affairs Group, Ltd.	1,581,288

	Paper & Related Products - 0.1%
18,532	BillerudKorsnas AB	265,988
27,195	Cascades, Inc.	296,268
7,910	Mondi, PLC	148,439
13,100	Nippon Paper Industries Co., Ltd.	183,737
42,900	Oji Holdings Corp.	200,144
12,600	Suzano SA (m)	85,682
29,519	Svenska Cellulosa AB SCA (m)	353,082
15,038	UPM-Kymmene Oyj	435,569

		1,968,909

	Pipelines - 0.9%
54,700	Cheniere Energy, Inc. (m)	2,643,104
218,500	Enbridge, Inc.	6,643,842
95,200	Pembina Pipeline Corp.	2,380,000
172,900	Williams Cos. Inc.	3,288,558

		14,955,504

	Public Thoroughfares - 0.6%
157,286	Atlantia SpA (m)	2,544,140
282,266	Promotora y Operadora de Infraestructura SAB de CV (m)	2,038,475
577,786	Transurban Group	5,666,169

		10,248,784

	Transport-Rail - 1.1%
14,400	Canadian Pacific Railway, Ltd.	3,662,793
60,600	CSX Corp.	4,226,244
33,000	East Japan Railway Co.	2,286,744
138,000	Getlink SE (m)	1,995,571
335,419	MTR Corp., Ltd.	1,744,430
730,291	Rumo SA (m)	3,026,932

		16,942,714

	Water - 0.5%
46,600	American Water Works Co., Inc.	5,995,556
179,100	Pennon Group, PLC	2,480,115

		8,475,671

	Total Common Stocks	173,946,765

	(Cost $184,216,728)

Par (n)		Value

Real Estate Investment Trust - 1.0%

	REITS-Diversified - 1.0%
41,476	American Tower Corp., REIT	$10,723,205
9,379	PotlatchDeltic Corp., REIT	356,683
7,622	Rayonier, Inc., REIT	188,949
15,100	SBA Communications Corp., REIT	4,498,592
10,045	Weyerhaeuser Co., REIT	225,611

		15,993,040

	Total Real Estate Investment Trust	15,993,040

	(Cost $13,143,287)

Par (n)

Corporate Debt - 8.6%

	Cable/Satellite TV - 0.6%
	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A,
2,290,000	4.75%, 3/1/2030	2,346,609
	Comcast Corp.,
825,000	3.38%, 8/15/2025	919,637
1,380,000	3.15%, 3/1/2026	1,542,947
	Cox Communications, Inc., 144A,
1,440,000	3.35%, 9/15/2026	1,594,542
600,000	3.50%, 8/15/2027	663,391
	CSC Holdings, LLC, 144A,
2,200,000	5.50%, 4/15/2027	2,291,300

		9,358,426

	Cellular Telecom - 0.1%
	T-Mobile USA, Inc.,
1,700,000	4.75%, 2/1/2028	1,798,591

	Electric-Distribution - 0.1%
	Sempra Energy,
1,625,000	3.40%, 2/1/2028	1,780,108

	Electric-Generation - 0.1%
	Emera US Finance LP,
1,625,000	3.55%, 6/15/2026	1,827,490

	Electric-Integrated - 1.6%
	AES Corp.,
1,475,000	6.00%, 5/15/2026	1,535,571
800,000	3.95%, 7/15/2030 , 144A	847,500
	Ameren Corp.,
1,400,000	3.50%, 1/15/2031	1,575,104
	American Electric Power Co., Inc.,
2,855,000	4.30%, 12/1/2028	3,359,721
	DTE Energy Co.,
1,600,000	3.80%, 3/15/2027	1,765,113
	Duke Energy Corp.,
1,675,000	2.65%, 9/1/2026	1,818,804
1,425,000	3.40%, 6/15/2029	1,605,117
	Entergy Corp.,
1,650,000	2.95%, 9/1/2026	1,824,166
	Evergy, Inc.,
1,450,000	2.90%, 9/15/2029	1,551,249
	Exelon Corp.,
1,425,000	3.40%, 4/15/2026	1,588,103
	FirstEnergy Corp.,
1,575,000	3.90%, 7/15/2027	1,784,441

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – June 30, 2020 (Unaudited) (continued)

Par (n)		Value

	Electric-Integrated - (continued)
1,525,000	2.65%, 3/1/2030	$1,595,074
	NextEra Energy Capital Holdings, Inc.,
1,250,000	2.75%, 11/1/2029	1,347,652
	Southern Co.,
1,375,000	3.70%, 4/30/2030	1,565,177
	Talen Energy Supply, LLC, 144A,
200,000	6.63%, 1/15/2028	196,337
	Xcel Energy, Inc.,
1,400,000	3.40%, 6/1/2030	1,614,462

		25,573,591

	Gas-Distribution - 0.2%
	NiSource, Inc.,
875,000	2.95%, 9/1/2029	951,868
1,375,000	3.60%, 5/1/2030	1,578,181

		2,530,049

	Independent Power Producer - 0.2%
	Calpine Corp., 144A,
700,000	4.50%, 2/15/2028	683,676
250,000	5.13%, 3/15/2028	245,531
	NRG Energy, Inc.,
760,000	6.63%, 1/15/2027	794,390
1,075,000	5.25%, 6/15/2029 , 144A	1,131,239

		2,854,836

	Non-hazardous Waste Disposal - 0.3%
	Republic Services, Inc.,
850,000	3.20%, 3/15/2025	932,461
1,325,000	3.95%, 5/15/2028	1,549,393
	Waste Management, Inc.,
2,330,000	3.15%, 11/15/2027	2,609,867

		5,091,721

	Oil Refining & Marketing - 0.1%
	Parkland Corp., 144A,
1,070,000	6.00%, 4/1/2026	1,099,227

	Pipelines - 3.3%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.,
575,000	5.38%, 9/15/2024	491,691
	Buckeye Partners LP,
1,360,000	4.13%, 12/1/2027	1,299,650
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A,
550,000	5.63%, 5/1/2027	460,265
	Enable Midstream Partners LP,
2,560,000	4.15%, 9/15/2029	2,248,491
	Enbridge, Inc.,
2,200,000	3.13%, 11/15/2029	2,310,506
	Energy Transfer Operating LP,
1,525,000	4.75%, 1/15/2026	1,656,795
750,000	3.75%, 5/15/2030	746,465
	EnLink Midstream, LLC,
850,000	5.38%, 6/1/2029	639,969
	Enterprise Products Operating, LLC,
1,365,000	4.15%, 10/16/2028	1,558,050
500,000	2.80%, 1/31/2030	521,787
	EPIC Y-Grade Services LP, 3L + 6.00%,
10,000,000	7.00%, 6/7/2025 (o)	7,483,300

Par (n)		Value

	Pipelines - (continued)
	Genesis Energy LP / Genesis Energy Finance Corp.,
500,000	6.50%, 10/1/2025	$429,058
	Global Partners LP / GLP Finance Corp.,
325,000	7.00%, 8/1/2027	301,579
	Holly Energy Partners LP / Holly Energy Finance Corp., 144A,
383,000	5.00%, 2/1/2028	365,706
	Kinder Morgan, Inc.,
2,560,000	4.30%, 3/1/2028	2,905,011
	Magellan Midstream Partners LP,
575,000	5.00%, 3/1/2026	662,795
	MPLX LP,
1,500,000	4.00%, 3/15/2028	1,581,703
	ONEOK, Inc.,
2,045,000	3.10%, 3/15/2030	1,960,617
	Paradigm Midstream LLC, L + 5.25%,
9,437,500	5.43%, 9/5/2024 (o)	6,606,250
	Phillips 66 Partners LP,
509,000	3.75%, 3/1/2028	544,008
1,565,000	3.15%, 12/15/2029	1,608,667
	Plains All American Pipeline LP / PAA Finance Corp.,
845,000	3.55%, 12/15/2029	824,881
	Seaport Financing LLC, L + 5.50%,
3,555,229	5.68%, 10/31/2025 (o)	3,199,706
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
1,815,000	5.38%, 2/1/2027	1,755,677
	Western Midstream Operating LP,
1,135,000	5.05%, 2/1/2030	1,096,836
	Williams Cos. Inc.,
1,979,000	3.75%, 6/15/2027	2,120,003
	Woodford Express LLC, L + 5.00%,
10,351,121	6.00%, 1/27/2025 (o)	7,055,997

		52,435,463

	REITS-Diversified - 0.8%
	American Tower Corp.,
1,400,000	4.00%, 6/1/2025	1,572,687
1,525,000	3.60%, 1/15/2028	1,703,624
	Crown Castle International Corp.,
1,475,000	3.15%, 7/15/2023	1,575,170
1,500,000	3.80%, 2/15/2028	1,688,186
	Digital Realty Trust LP,
1,600,000	3.70%, 8/15/2027	1,826,415
1,250,000	3.60%, 7/1/2029	1,436,209
	Equinix, Inc.,
1,900,000	5.38%, 5/15/2027	2,077,299
1,270,000	3.20%, 11/18/2029	1,383,341

		13,262,931

	Rental Auto/Equipment - 0.3%
	Ashtead Capital, Inc., 144A,
1,400,000	4.13%, 8/15/2025	1,431,500
1,000,000	4.25%, 11/1/2029	1,002,500
	United Rentals North America, Inc.,
1,510,000	5.50%, 5/15/2027	1,561,242

		3,995,242

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – June 30, 2020 (Unaudited) (continued)

Par (n)		Value

	Sovereign - 0.2%
	Australia Government Bond (AUD),
170,000	3.00%, 9/20/2025	$171,510
	Canadian Government Real Return Bond (CAD),
130,674	4.25%, 12/1/2021	101,856
100,432	4.25%, 12/1/2026	96,164
128,113	2.00%, 12/1/2041	135,216
	Denmark Government Bond (DKK),
1,379,730	0.10%, 11/15/2023	217,770
	Deutsche Bundesrepublik Inflation Linked Bond (EUR),
179,147	0.10%, 4/15/2023	205,183
	French Republic Government Bond (EUR),
397,930	1.85%, 7/25/2027	539,628
	Italy Buoni Poliennali Del Tesoro, 144A (EUR),
147,987	0.10%, 5/15/2022	164,925
89,786	2.60%, 9/15/2023	108,542
244,475	2.35%, 9/15/2024	296,986
	Japanese Government CPI Linked Bond (JPY),
10,870,986	0.10%, 3/10/2026	100,207
	New Zealand Government Inflation Linked Bond (NZD),
130,000	2.00%, 9/20/2025	101,944
470,000	3.00%, 9/20/2030	428,269
	Spain Government Inflation Linked Bond (EUR),
314,646	0.30%, 11/30/2021	356,508
199,498	1.80%, 11/30/2024 , 144A	248,580
	Sweden Inflation Linked Bond, 144A (SEK),
440,000	3.50%, 12/1/2028	89,119
	United Kingdom Gilt Inflation Linked (GBP),
271,745	1.88%, 11/22/2022	373,922
119,696	0.75%, 3/22/2034	235,301

		3,971,630

	Telephone-Integrated - 0.4%
	AT&T, Inc.,
925,000	3.80%, 2/15/2027	1,042,694
	Level 3 Financing, Inc., 144A,
2,310,000	4.63%, 9/15/2027	2,333,897
	Verizon Communications, Inc.,
875,000	4.33%, 9/21/2028	1,053,827
1,415,000	3.15%, 3/22/2030	1,590,522
	Zayo Group Holdings, Inc., 144A,
1,160,000	4.00%, 3/1/2027	1,105,805

		7,126,745

	Transport-Rail - 0.3%
	CSX Corp.,
1,400,000	3.35%, 11/1/2025	1,571,864
	Union Pacific Corp.,
2,300,000	2.75%, 3/1/2026	2,506,485

		4,078,349

	Total Corporate Debt	136,784,399

	(Cost $143,364,787)

Municipal Bonds - 1.8%

Arizona - 0.1%
	Arizona Department of Transportation State Highway Fund Revenue,
1,000,000	5.00%, 7/1/2033	1,158,170

Par (n)		Value

California - 0.4%
	City of Long Beach Harbor Revenue,
1,000,000	5.00%, 5/15/2036	$1,265,750
	City of Los Angeles Department of Airports,
1,000,000	5.00%, 5/15/2036	1,288,520
	El Dorado Irrigation District,
1,000,000	5.00%, 3/1/2036	1,208,860
	Los Angeles Department of Water,
1,000,000	5.00%, 7/1/2038	1,199,450
	San Francisco City & County Airport Commission-San Francisco International Airport,
1,000,000	5.00%, 5/1/2022	1,069,340
	Silicon Valley Clean Water,
1,000,000	5.00%, 2/1/2044	1,133,820

		7,165,740

Colorado - 0.1%
	City & County of Denver Airport System Revenue,
1,160,000	5.00%, 11/15/2020	1,177,702
	City of Aurora Water Revenue,
1,000,000	5.00%, 8/1/2031	1,233,690

		2,411,392

District of Columbia - 0.1%
	Washington Metropolitan Area Transit Authority,
1,000,000	5.00%, 7/1/2035	1,218,880

Florida - 0.1%
	City of Tallahassee Energy System Revenue,
1,000,000	5.00%, 10/1/2032	1,208,830
	County of Miami-Dade Aviation Revenue,
1,000,000	5.00%, 10/1/2041	1,158,150

		2,366,980

Hawaii - 0.1%
	State of Hawaii Harbor System Revenue,
1,000,000	5.50%, 7/1/2035	1,003,270
	State of Hawaii State Highway Fund,
1,000,000	5.00%, 1/1/2030	1,318,970

		2,322,240

Maryland - 0.1%
	Washington Suburban Sanitary Commission,
1,040,000	5.00%, 6/1/2036	1,268,665

New York - 0.3%
	Metropolitan Transportation Authority,
1,000,000	5.00%, 11/15/2021	1,037,070
1,000,000	5.25%, 11/15/2027	1,018,790
	New York City Water & Sewer System,
1,000,000	5.00%, 6/15/2044	1,279,730
	New York State Thruway Authority,
1,000,000	5.00%, 1/1/2029	1,165,160

		4,500,750

Ohio - 0.1%
	Ohio Turnpike & Infrastructure Commission,
1,000,000	3.22%, 2/15/2048	1,037,100

Oregon - 0.2%
	City of Portland Sewer System Revenue,
1,000,000	5.00%, 3/1/2031	1,343,300
	State of Oregon Department of Transportation,
1,000,000	5.00%, 11/15/2042	1,289,540

		2,632,840

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – June 30, 2020 (Unaudited) (continued)

Par (n)		Value

Utah - 0.1%
	Utah Transit Authority,
1,000,000	5.00%, 6/15/2038	$1,225,910

West Virginia - 0.1%
	West Virginia Parkways Authority,
1,000,000	5.00%, 6/1/2043	1,242,010

	Total Municipal Bonds	28,550,677

	(Cost $27,820,649)

Private Debt - 2.9%
50,000,000	Blackstone CQP Common Holdco LP – 3L +5.0% - 6.91% at 3/31/2020 - 9/30/2024 (a)(l)	45,980,000

	(Cost $51,149,316)

U.S. Treasury Obligations - 0.7%
	U.S. Treasury Inflation Indexed Bonds,
2,191,734	1.13%, 1/15/2021	2,211,733
1,006,055	0.13%, 4/15/2021	1,010,840
99,968	0.13%, 1/15/2023	102,415
627,043	2.38%, 1/15/2025	721,634
1,176,257	2.50%, 1/15/2029	1,508,183
	United States Treasury Bill,
6,500,000	0.07%, 9/24/2020	6,497,928

		12,052,733

	Total U.S. Treasury Obligations	12,052,733

	(Cost $11,811,921)

Shares
Short-Term Investments - 4.1%
65,987,923	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.06%	65,987,923

	(Cost $65,987,923)

	Total Investments - 99.9%	1,596,487,890

	(Cost $1,570,598,017)
	Other Assets Net of Liabilities - 0.1%	2,378,633

	Net Assets — 100.0%	$1,598,866,523

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 1.4% of this fund.
(c)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(d)	Affiliated issuer.
(e)	The Fund owns more than 5% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 13.0% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 4.0% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 11.7% of this Fund.
(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(l)	Security value was determined by using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Par values are designated in the local currency.
(o)	Variable rate security.

Portfolio Abbreviations:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144A – Rule 144A Security

L – 30 Day London Inter-bank Offered Rate

3L – 3 Month London Inter-bank Offered Rate

Currencies:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP – United Kingdom Pound Sterling

JPY – Japanese Yen

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Industry	% of Net Assets

Diversified	69.9%
Electric-Integrated	5.2%
Pipelines	4.2%
Short-Term Investments	4.1%
Private Debt	2.9%
REITS-Diversified	1.8%
Municipal Bonds.	1.8%
Transport - Rail	1.4%
U.S. Treasury Obligations	0.7%
All Other Industries	7.9%
Other Assets net of Liabilities	0.1%
Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – June 30, 2020 (Unaudited) (continued)

Forward foreign currency contracts as of June 30, 2020 were as follows:

Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CAD	69,859	USD	51,031	HSBC Bank USA	9/23/20	$436	$—
JPY	5,431,028	USD	50,723	JP Morgan	9/23/20	—	365
USD	49,667	AUD	72,161	HSBC Bank USA	9/23/20	—	145
USD	119,609	AUD	173,780	JP Morgan	9/23/20	—	348
USD	357,869	CAD	484,741	HSBC Bank USA	9/23/20	753	—
USD	216,197	DKK	1,427,834	HSBC Bank USA	9/23/20	519	—
USD	1,897,820	EUR	1,688,432	HSBC Bank USA	9/23/20	—	2,689
USD	575,088	GBP	456,247	HSBC Bank USA	9/23/20	9,474	—
USD	41,544	GBP	32,962	JP Morgan	9/23/20	680	—
USD	96,804	JPY	10,364,681	HSBC Bank USA	9/23/20	700	—
USD	124,138	NZD	192,517	JP Morgan	9/23/20	—	83
USD	400,911	NZD	622,809	HSBC Bank USA	9/23/20	—	956
USD	80,987	SEK	757,093	HSBC Bank USA	9/23/20	—	347

Total						$12,562	$4,933

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended June 30, 2020 (Unaudited)

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCRIEF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended June 30, 2020 (Unaudited) (continued)

and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The June 30, 2020 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2020 NAV calculation.

Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At June 30, 2020, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $16,800,000 and almond properties in Placer and Sutter counties in California fair valued at approximately $20,400,000. At June 30, 2020, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $40,600,000 and a hazelnut property in Benton County, Oregon fair valued at approximately $19,000,000.

Private Debt Investments - The Fund’s Board has approved procedures pursuant to which the Adviser and the Board will use their best efforts to ensure that the value of each private debt instrument is adjusted based on the Adviser’s estimate of what actual fair value would be under current market conditions. The Adviser will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Funds will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Adviser’s Valuation Committee will fair value the investment. In its fair valuation assessment process, the Adviser’s Valuation Committee may consider any information it deems appropriate including as received directly from the borrower, an Investment Manager that the Fund has a relationship with who is also an investor in the private debt investment, or other external valuation consultants. Any such fair valuation determinations will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 –	unadjusted quoted prices in active markets for identical securities

•	Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2020 is as follows:

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended June 30, 2020 (Unaudited) (continued)

	Total Market Value at 06/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Private Investment Funds (Sub-REIT)*	$100,676,168	$—	$—	$100,676,168
Common Stocks*	173,946,765	112,574,932	61,371,833	—
Real Estate Investment Trust*	15,993,040	15,993,040	—	—
Corporate Debt*	136,784,399	—	136,784,399	—
Municipal Bonds*	28,550,677	—	28,550,677	—
Private Debt*	45,980,000	—	—	45,980,000
U.S. Treasury Obligations*	12,052,733	—	12,052,733	—
Short-Term Investments*	65,987,923	65,987,923	—	—
Other financial instruments: (Forward foreign currency exchange contracts)*	7,629	—	7,629	—

Subtotal	$579,979,334	$194,555,895	$238,767,271	$146,656,168

Private Investment Funds*	$1,016,516,185

Total	$1,596,495,519

* See Portfolio of Investments for industry breakout.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Funds’ investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2020:

Category	Total Fair Value at 06/30/2020	Valuation Technique	Unobservable Input	Input Range

Private Investment Funds	37,718,343	Appraised Value	Cap Rates	3.69% - 4.08%
Private Investment Funds	62,957,825	Appraised Value	Discount Rate	9.0% - 9.5%
Private Debt	45,980,000	Discounted Cash Flow	Discount Rate	10.00%

Balance as of 06/30/2020	$146,656,168

Foreign Currency- Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).

At June 30, 2020, the primary risk exposure was foreign currency exchange contracts, in the amount of $7,629.

Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations May Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended June 30, 2020 (Unaudited) (continued)

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

Restricted securities - Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of June 30, 2020, the Fund invested in the following restricted securities:

Security (a)	Acquisition Date (b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s) (c)	% of Net Assets	Redemption Notice (d)
AMP Capital Diversified Infrastructure Trust	12/19/2017	8,330,151	$25,005	$22,928	$—	1.4%	(e)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	26,584	23,179	9,357	1.4%	(f)
Blackstone CQP Common Holdco LP	9/27/2018	50,000,000	51,149	45,980	—	2.9%	(g)
Blackstone Infrastructure Partners LP	3/31/2019	8,790	8,911	7,900	39,453	0.5%	(h)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	136,065	140,000	157,345	—	9.8%	(i)
Ceres Farmland Holdings LP	11/6/2017	—	110,000	119,240	—	7.5%	(j)
Global Diversified Infrastructure Fund	9/18/2017	24,112,380	40,000	37,965	—	2.4%	(k)
Hancock Timberland and Farmland Fund LP	9/18/2017	37,478	38,000	38,563	12,000	2.4%	(l)
Harrison Street Social Infrastructure Fund LP	7/2/2018	146,377	150,000	161,084	—	10.1%	(m)
IFC Core Farmland Fund LP (n)	10/25/2019	47,139	47,465	47,533	102,535	3.0%	(o)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	50,000	53,090	—	3.3%	(p)

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended June 30, 2020 (Unaudited) (continued)

Security (a)	Acquisition Date (b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s) (c)	% of Net Assets	Redemption Notice (d)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,062	—	0.9%	(q)
IIF Hedged LP	9/18/2017	59,436,055	56,899	55,417	—	3.5%	(r)
Jamestown Timberland Fund (n)	7/2/2018	63,695	66,522	68,633	—	4.3%	(s)
RMS Evergreen Forestland Fund LP	9/18/2017	—	80,000	78,689	—	4.9%	(t)
UBS AgriVest Farmland Fund, Inc	7/1/2019	25,142	50,000	50,439	—	3.2%	(u)
US Core Farmland Fund LP (n)	9/18/2017	67,076	75,000	80,449	—	5.0%	(v)
Versus Capital Real Assets Sub-REIT II LLC	7/25/2019	—	57,250	62,958	—	3.9%	(w)
Versus Capital Real Assets Sub-REIT LLC	9/29/2017	—	36,452	37,718	—	2.4%	(w)

Total			$1,124,253	$1,163,172	$163,345	72.8%

(a)

The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.

(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At June 30, 2020, the Fund has an additional outstanding unfunded commitment of $75 million related to a new Investment Fund.
(d)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(e)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(f)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(g)	These are private debt investments.
(h)

Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.

(i)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(j)

Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.

(k)

Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.

(l)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(m)

Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.

(n)	The Fund owns a non-voting majority interest in this private investment fund.
(o)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(p)	Initiating the redemption process requires a written notification 45 days prior to quarter end.
(q)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(r)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(s)

Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(t)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(u)

The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter. The Fund submitted a partial redemption request prior to June 30, 2020, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(v)

Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(w)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.